Rule 497(e)
File Nos. 2-80886
and 811-03626

Citizens Funds®

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated March 28, 2008 to

Prospectus and Statement of Additional Information dated October 29, 2007

At special meetings of shareholders held on February 13, 2008, March 4, 2008, March 10, 2008 and March 27, 2008, shareholders of the Citizens Funds met and approved the reorganization the Citizens Funds into corresponding Sentinel Funds, as shown below (each, a “Reorganization”). The Reorganizations are expected to occur as of 4:00 p.m., Eastern Time, on April 4, 2008.

Citizens Fund	Sentinel Fund

Citizens Core Growth Fund	Sentinel Sustainable Core Opportunities Fund*

Citizens Emerging Growth Fund	Sentinel Sustainable Emerging Companies Fund**

Citizens Global Equity Fund	Sentinel International Equity Fund

Citizens Income Fund	Sentinel Government Securities Fund

Citizens Money Market Fund	Sentinel U.S. Treasury Money Market Fund

Citizens Small Cap Core Growth Fund	Sentinel Sustainable Emerging Companies Fund**

Citizens Value Fund	Sentinel Sustainable Core Opportunities Fund*

Citizens Balanced Fund	Sentinel Balanced Fund

* Formerly, Sentinel Responsible Investing (SRI) Core Opportunities Fund.

** Formerly, Sentinel Responsible Investing (SRI) Emerging Companies Fund.

After the closing, you can receive a copy of each Citizens Fund’s proxy voting record on Form N-PX without charge by calling Sentinel Investor Services at 1-800-282-FUND (3863).